SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------


                       January 22, 1998 (January 20, 1998)
               (Date of Report (date of earliest event reported))


                               Cendant Corporation
             (Exact name of Registrant as specified in its charter)


       Delaware                         1-10308                   06-0918165
 (State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
of incorporation or organization)                         Identification Number)

      6 Sylvan Way
    Parsippany, New Jersey                                          07054
(Address of principal executive office)                           (Zip Code)





                                 (973) 428-9700
              (Registrant's telephone number, including area code)



                                      None
       (Former name, former address and former fiscal year, if applicable)









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Item 4.           Changes In Registrant's Certifying Accountant

     (a) Previous independent accountants

     (i) On January 20, 1998, in connection with the Company's previously announced plan to name a successor accountant following the Company's merger with HFS Incorporated (the "Merger"), the Company dismissed Ernst & Young LLP, which served as the Company's independent accountants, and engaged Deloitte & Touche LLP, the auditor of HFS Incorporated prior to the Merger, as its new independent accountants. Ernst & Young LLP will continue to audit and report on the Company's former CUC businesses as of and for the year ended December 31, 1997.

     (ii) The reports of Ernst & Young LLP on the financial statements for the past two fiscal years of the Company contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     (iii) The Audit Committee of the Company's Board of Directors participated in and approved the decision to change independent accountants.

     (iv) In connection with its audit for the two most recent fiscal years and through January 20, 1998, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference thereto in their report on the financial statements for such years.

     (v) During the two most recent fiscal years and through January 20, 1998, there were no reportable events as that term is defined in Item 304 (a) (1) (v) of Regulation S-K.

     (vi) The Company has requested that Ernst & Young LLP furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated January 22, 1998, is filed as
Exhibit 16 of this Form 8-K.

     (b) New independent accountants

     As stated above, the Company engaged Deloitte & Touche LLP as its new independent accountants as of January 20, 1998. Such engagement was approved by the Audit Committee of the Company's Board of Directors on January 20, 1998. During the two most recent fiscal years and through January 20, 1998, the Company has not consulted with Deloitte & Touche LLP regarding either:

     (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the registrant nor oral advice was provided that Deloitte & Touche concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

     (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a) (1) (iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a) (1) (v) of Regulation S-K.



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Item 5.   Other

          On January 20, 1998, the Company completed its acquisition of The Harpur Group Ltd., a leading fuel card and vehicle management company in the United Kingdom, from privately held H-G Holdings, Inc. for approximately $186 million in cash plus contingent payments of up to $20 million over the next two years. A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.   Exhibits

Exhibit
   No.    Description

   16 Letter from Ernst & Young LLP regarding change in certifying accountant.

   99 Press Release: Cendant Completes Acquisition of Harpur Group Ltd. Dated January 20, 1998

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     CENDANT CORPORATION



                                    By:  /s/     James E. Buckman
                                         James E. Buckman
                                         Senior Executive Vice President
                                         and General Counsel


Date: January 22, 1998

                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K
                Report Dated January 22, 1998 (January 20, 1998)


                                  EXHIBIT INDEX


Exhibit No.    Description

   16 Letter from Ernst & Young LLP regarding change in certifying accountant.

   99          Press Release: Cendant Completes Acquisition of Harpur Group Ltd.
               Dated January 20, 1998